Vision Money Market Fund
                        Vision Treasury Money Market Fund

                   (Portfolios of Vision Group of Funds, Inc.)

                                 Class S Shares

                       Statement of Additional Information










    This Statement of Additional Information relates to the prospectus of two portfolios of the Vision Group of Funds, Inc., referred to as the Vision Money Market Fund and Vision Treasury Money Market Fund (collectively, the "Funds" or individually, a "Fund") which Funds offer Class S Shares dated May 1, 1998.

    This Statement of Additional Information is not a prospectus itself, but should be read in conjunction with the Funds' current prospectus dated May 1, 1998. This Statement of Additional Information is incorporated into the Funds' prospectus by reference. To receive a copy of the prospectus, or a paper copy of this Statement of Additional Information, if you have received it electronically, write to Vision Group of Funds, Inc., P.O. Box 4556, Buffalo, NY 14240-4556, or call (800) 836-2211 or (716) 635-9368. Please retain this Statement of Additional Information for further reference.

    5800 Corporate Drive
    Pittsburgh, Pennsylvania 15237-7010


              Statement of Additional Information dated May 1, 1998









    MANUFACTURERS AND TRADERS

    TRUST COMPANY

    Investment Adviser

    A subsidiary of First Empire State Corporation

    Federated Securities Corp. is distributor for the Funds.

Table of Contents
I

General Information About the Funds    1

Investment Objectives and Policies     1
  Credit Enhancement                   2

Investment Limitations                 3
  Regulatory Compliance                4

Vision Group of Funds, Inc. Management 5
  Fund Ownership                       6
  Directors' Compensation              7
  Director Liability                   7

Investment Advisory Services           7
  Adviser to the Funds                 7
  Advisory Fees                        8

Other Services                         8
  Administrative Services              8
  Custodian and Portfolio Accountant   8
  Transfer Agent and Dividend Disbursing
   Agent                               8
  Independent Auditors                10

Brokerage Transactions                 8



Description of Fund Shares             9

How to Buy Shares                     10
  Conversion to Federal Funds         10
  Cash Sweep Program                  10

Determining Net Asset Value           10

Redeeming Fund Shares                 11

Banking Laws                          11

Tax Status                            11
  The Funds' Tax Status               11
  Shareholders' Tax Status            11

Total Return                          12

Yield                                 12

Effective Yield                       12

Performance Comparisons               13
  Economic and Market Information     13

Appendix                              15

18


General Information About the Funds

The Funds are portfolios of Vision Group of Funds, Inc. (the "Corporation"). The Corporation was established as a Maryland corporation under Articles of Incorporation dated February 23, 1988. The Funds offer two classes of shares, Class A Shares and Class S Shares. This Statement relates to Class S Shares of the Funds.

Investment Objectives and Policies

Money Market Fund

The investment objective of Vision Money Market Fund ("Money Market Fund") is to seek current income with liquidity and stability of principal by investing in high-quality money market instruments.

The Money Market Fund invests in money market instruments which mature in 397 days or less and which include, but are not limited to, commercial paper and variable amount demand master notes, bank instruments, U.S. government obligations, and repurchase agreements.

The instruments of banks and savings and loans that are members of the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, are not necessarily guaranteed by those organizations.

Treasury Money Market Fund

The investment objective of Vision Treasury Money Market Fund ("Treasury Money Market Fund") is to seek current income with liquidity and stability of principal by investing in direct obligations of the U.S. Treasury with remaining maturities of 397 days.

The Treasury Money Market Fund invests in direct obligations of the U.S. Treasury, such as bills, notes, and bonds, and repurchase agreements collateralized by U.S. Treasury obligations, which mature in 397 days or less.

"U.S. Treasury Obligations" refers to evidences of indebtedness issued by the United States that are fully guaranteed as to principal and interest by the United States, maturing in one year or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within one year from the date of acquisition.

    U.S. Government Obligations

     The types of U.S. government obligations in which the Money Market Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

      o  the full faith and credit of the U.S. Treasury;

      o  the issuer's right to borrow from the U.S. Treasury;

      o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

      o  the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

      o  Farm Credit Banks;

      o  Student Loan Marketing Association;

      o  Federal Home Loan Banks;

      o  Federal Home Loan Mortgage Corporation; and

      o  Federal National Mortgage Association.

      The Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury which matures in 397 days or less, and repurchase agreements collateralized by such securities.

    When-Issued and Delayed Delivery Transactions

      These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. Each of the Funds engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with a Fund's investment objective and policies, not for investment leverage. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 25% of the total value of its assets.

    Certificates of Deposit and Bankers' Acceptances

      The Money Market Fund may invest in certificates of deposit of domestic branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances guaranteed by domestic branches of U.S. commercial banks having total assets at the time of purchase in excess of $1 billion.

    Commercial Paper

      The Money Market Fund may invest in commercial paper rated at the time of purchase "A-2" or better by Standard & Poor's ("S&P") or "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, found by M&T Bank to be of comparable quality pursuant to guidelines approved by the Board of Directors.

    Repurchase Agreements

      The Funds may invest in repurchase agreements as described in the prospectus.

    Reverse Repurchase Agreements

      The Funds may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Funds to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Funds will be able to avoid selling portfolio instruments at a disadvantageous time.

      When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

With respect to the Money Market Fund, the above investment objectives and policies cannot be changed without approval of a majority of the outstanding shares of the Fund.

Credit Enhancement

The Money Market Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

Investment Limitations

The Funds will not change any of the investment limitations described below without approval of a majority of the outstanding shares of the Funds.

    Selling Short and Buying on Margin

      The Funds will not sell any securities short or purchase any securities on margin, or participate on a joint or joint and several basis in any securities trading account.

    Borrowing Money

      The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the terms described in the prospectus. No Fund anticipates entering into reverse repurchase agreements in excess of 5% of its net assets.

    Pledging Securities

      The Funds will not mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing.

    Investing in Commodities, Commodity Contracts, or Real Estate

      The Funds will not invest in commodities, commodity contracts (including futures contracts), real estate, oil, gas, or mineral exploration or development programs, except that it may purchase marketable securities of companies engaged in such activities.

    Underwriting

      The Funds will not engage in underwriting securities issued by others.

    Lending Cash or Securities

      The Funds will not make loans, except that each Fund may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment objective and policies.

    Investing in Securities of Other Investment Companies

      The Funds will not invest in securities issued by any other investment company, except as part of a merger, consolidation, reorganization, or acquisition of assets.

    Diversification of Investments

      The Money Market Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

    Concentration of Investments

      The Money Market Fund will not invest more than 25% of the value of its total assets in issuers in the same industry.

      With respect to the Money Market Fund, utilities will be divided according to their services; for example, gas, gas transmissions, electric and gas, electric, and telephone will each be considered a separate industry. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of their parents.

      The Money Market Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments (i.e., repurchase agreements).

    Issuing Senior Securities

      The Funds will not issue senior securities.

    Investing in Restricted Securities

      The Funds will not invest in securities subject to legal or contractual restrictions.

     Investing in Issuers Whose Securities are Owned by Officers and Directors of the Corporation

      The Funds will not purchase or retain the securities of any issuer if the officers or Directors of the Corporation or the Funds' investment adviser owning beneficially more than one-half of 1% of the issuer's securities together own beneficially more than 5% of such securities.

    Dealing in Puts and Calls

      The Funds will not write or purchase put or call options.

    Investing in New Issuers

      The Funds will not invest more than 10% of the value of its total assets in the securities of issuers which have records of less than three years of continuous operation, including the operation of any predecessor.

    Voting Securities

      The Funds will not buy common stocks.

    Purchasing Securities to Exercise Control

      The Funds will not invest in any issuer for purposes of exercising control or management.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds did not borrow money in excess of 5% of the value of their respective net assets during the last fiscal year and have no present intent to do so in the coming fiscal year.

Regulatory Compliance

The Funds are money market funds. Many of a Fund's investment policies are fundamental, cannot be changed without vote of shareholders, and were constructed so as to comply with Rules promulgated by the Securities and Exchange Commission (SEC) governing mutual funds' use of the amortized cost method of accounting, as they were in effect at the time a Fund was created.

The SEC has subsequently revised Rule 2a-7 under the Investment Company Act of 1940 which governs money market funds' use of the amortized cost method of accounting. As a result of the revisions, the Funds will adhere to certain nonfundamental operating policies that are more restrictive in order to comply with revised Rule 2a-7. Since the Funds may follow such operating policies without violating their fundamental investment policies and limitations, the Funds do not presently intend to ask for shareholder approval of changes to a Fund's investment policies or limitations.

The Funds will invest in money market instruments (See the section of the prospectus entitled "Acceptable Investments") rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or of comparable quality to securities having such rating.

The Funds will follow applicable regulations in determining whether a security rated by NRSROs can be treated as being in the two highest short-term rating categories.

The Funds will invest more than 5% of their respective total assets in any one issuer only under circumstances permitted by Rule 2a-7. The Funds will also determine the effective maturity of their investments, as well as their ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operating policies to reflect changes in the laws and regulations without the approval of their shareholders, unless such changes are more permissive than the Funds' fundamental policies.

Vision Group of Funds, Inc. Management

Officers and Directors are listed with their addresses, birthdates, present positions with Vision Group of Funds, Inc., and principal occupations.


Randall I. Benderson
570 Delaware Avenue
Buffalo, NY

Birthdate: January 12, 1955

Director

Senior Vice President and Chief Operating Officer, Benderson Development Company, Inc.


Joseph J. Castiglia
Roycroft Campus
21 South Grove Street, Suite 291

East Aurora, NY  14052

Birthdate:  July 20, 1934

Director

Director, New York State Electric & Gas Corp.; Secewsow Environmental Services, Inc.; Blue Cross & Blue Shield of Western New York; Buffalo Branch, Federal Reserve Bank of New York; and Former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc.


Daniel R. Gernatt, Jr.
Richardson & Taylor Hollow Roads
Collins, NY

Birthdate:  July 14, 1940

Director

President and CFO of Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Countryside Sand & Gravel, Inc.


George K. Hambleton, Jr.
670 Young Street
Tonawanda, NY

Birthdate:  February 8, 1933

Director

Former President, Brand Name Sales, Inc.; President, Hambleton & Carr, Inc.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate:  October 22, 1930

President and Treasurer

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of other funds distributed by Federated Securities Corp.; President, Executive Vice President and Treasurer of other funds distributed by Federated Securities Corp.


Beth S. Broderick
Federated Investors Tower
Pittsburgh, PA

Birthdate: August 2, 1965

Vice President and Assistant Treasurer

Assistant Vice President & Client Services Officer, Mutual Fund Services Division, Federated Administrative Services.

Charles L. Davis, Jr.
Federated Investors Tower
Pittsburgh, PA

Birthdate: March 23, 1960

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Vice President and Assistant Treasurer of other funds distributed by Federated Securities Corp.

Victor R. Siclari
Federated Investors Tower
Pittsburgh, PA

Birthdate: November 17, 1961

Secretary

Corporate Counsel and Vice President, Federated Administrative Services; formerly Attorney, Morrison & Foerster (law firm).



Fund Ownership

As of April 15, 1998, Officers and Directors own less than 1% of each Fund's outstanding shares.

As of April 15, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Money Market Fund: Tice & Co., Buffalo, New York, owned approximately 256,813,668 shares (37.73%) and National Financial Services Co., New York, New York, owned approximately 40,783,430 shares (5.99%).

As of April 15, 1998, the following shareholder of record owned 5% or more of the outstanding shares of the Treasury Money Market Fund: Tice & Co., Buffalo, New York, owned approximately 332,297,413 shares (70.88%).

The Funds did not have class designations prior to May 1, 1998.

Directors' Compensation

                           AGGREGATE
NAME ,                     COMPENSATION
POSITION WITH              FROM
CORPORATION                  CORPORATION * #
Randall I. Benderson,
Director                   $8,500

Joseph J. Castiglia,
Director                   $8,000

Daniel R. Gernatt, Jr.,
Director                   $8,500

George K. Hambleton,  Jr.,
Director                   $8,000

*Information is furnished for the fiscal year ended April 30, 1997. The Corporation is the only investment company in the Fund Complex.

#The aggregate compensation is provided for the Corporation which is comprised of seven portfolios.

Director Liability

With respect to the removal of a Director of the Corporation, the Corporation's By-Laws provide, in accordance with applicable law, that a Director may be removed from the Board at a meeting of shareholders called for that purpose upon the majority vote of the shareholders of the Corporation entitled to vote at such meeting. Such a meeting shall be called by the President or the Board of Directors or at the request in writing of shareholders entitled to cast at least ten percent (10%) of the votes entitled to be cast at such meeting. Such shareholders' request shall state the purpose of the proposed meeting, and the Corporation shall inform those shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting to the other shareholders and, on payment of these costs, shall notify each shareholder entitled to notice of the meeting.

Investment Advisory Services

Adviser to the Funds

Investment advisory services are provided to the Funds by Manufacturers and Traders Trust Company ("M&T Bank"), pursuant to an investment advisory agreement dated April 25, 1988. The advisory services provided and the expenses assumed by M&T Bank, as well as the advisory fees payable to it, are described in the Funds' prospectus.

The investment advisory agreement provides that M&T Bank shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of M&T Bank in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder. Because of internal controls maintained by M&T Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of M&T Bank's or its affiliates' lending relationships with an issuer.

Unless sooner terminated, the advisory agreement between the Funds and M&T Bank will continue in effect from year to year if such continuance is approved at least annually by the Corporation's Board of Directors, or by vote of a majority of the outstanding shares of a Fund (as defined in the prospectus), and by a majority of the Directors who are not parties to the advisory agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the advisory agreement, by vote cast in person at a meeting called for such purpose. The advisory agreement is terminable at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Fund, or by M&T Bank. The advisory agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940.

Advisory Fees

For its advisory services, M&T Bank receives an annual investment advisory fee as described in the prospectus.

During the fiscal years ended April 30, 1997, 1996, and 1995, for the Money Market Fund and Treasury Money Market Fund, M&T Bank earned $2,862,559, $2,339,981, and $1,635,164 and $2,296,162, $1,699,400, and $1,120,905,
respectively, which was reduced by $555,870, $530,234, and $618,151 and $448,656, $319,668, and $418,701, respectively, because of undertakings to limit the Funds' expenses. All advisory fees were computed on the same basis as in the advisory contract described in the Prospectus.

Other Services

Administrative Services

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus. For the fiscal years ended April 30, 1997, 1996, and 1995 the Money Market Fund and Treasury Money Market Fund incurred costs for administrative services of $598,092 and $531,676; $478,882 and $384,262; and $74,362 and
$62,956, respectively, of which $27,570 and $5,988; $11,635 and $2,303; and
$1,843 and $392, respectively, were voluntarily waived.

Custodian and Portfolio Accountant

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts, is custodian for the securities and cash of the Funds. Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company, Pittsburgh, Pennsylvania, the Funds' registered transfer agent, maintains all necessary shareholder records.

Independent Auditors

The independent auditors for the Funds are Ernst & Young LLP, Pittsburgh, Pennsylvania.

Brokerage Transactions

Pursuant to the Funds' advisory agreement, M&T Bank determines which securities are to be sold and purchased by the Funds and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asking price. While M&T Bank generally seeks competitive spreads or commissions, a Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Board of Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with M&T Bank or its affiliates, and will not give preference to M&T Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. While serving as investment adviser to the Funds, M&T Bank has agreed to maintain its policy and practice of conducting its Trust and Investment Services Division independently of its Commercial Department.

The Funds' advisory agreement provides that, in making investment recommendations for the Funds, Trust and Investment Services Division personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale by the Funds is a customer of the Commercial Department and, in dealing with its commercial customers, the Commercial Department will not inquire or take into consideration whether securities of such customers are held by the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by M&T Bank, investments of the type the Fund may make may also be made by those other accounts. When the Funds and one or more other accounts managed by M&T Bank are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by M&T Bank to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

For the fiscal years ended April 30, 1997, 1996, and 1995, the Money Market Fund and Treasury Money Market Fund, paid no commissions on brokerage transactions.

Description of Fund Shares

The Corporation's Articles of Incorporation authorize the Board of Directors to issue up to twenty billion full and fractional shares of Common Stock, of which fourteen billion shares have been classified into eight classes. Six billion shares remain unclassified at this time. Authorized classes of shares for each Fund and amounts are as follows:



Fund Name                                         Authorized Class and Amount

Vision Money Market Fund                        2 billion Class A Common Stock, Series A

                                                2 billion Class A Common Stock, Series S

Vision Treasury Money Market Fund               2 billion Class B Common Stock, Series A

                                                2 billion Class B Common Stock, Series S

Vision New York Tax-Free Money Market Fund      1 billion Class C Common Stock, Series A

Vision U.S. Government Securities Fund          1 billion Class D Common Stock, Series A

Vision New York Municipal Income Fund           1 billion Class E Common Stock, Series A

Vision Growth and Income Fund                   1 billion Class F Common Stock, Series A

Vision Capital Appreciation Fund                1 billion Class G Common Stock, Series A

Vision Equity Income Fund                       1 billion Class H Common Stock, Series A

 .

The Board of Directors may classify or reclassify any unissued shares of the Corporation into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Funds' Prospectus and this Statement of Additional Information, the Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Corporation, shares of the Fund are entitled to receive the assets available for distribution belonging to the respective shares of a Fund and a proportionate distribution, based upon the relative asset values of that Fund and the Corporation's other portfolios, of any general assets not belonging to any particular portfolio or class of shares which are available for distribution.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Corporation shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, Rule 18f-2 also provides that the ratification of independent certified public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Corporation voting without regard to class. All shares of all classes of each Fund in the Corporation have equal voting rights, except in matters affecting only a particular Fund or class of shares, only shares of that Fund or class of shares are entitled to vote.

Notwithstanding any provision of Maryland law requiring a greater vote of the Corporation's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Corporation's Articles of Incorporation, the Corporation may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Fund and the Corporation's other portfolios (voting together without regard to class).

How to Buy Shares

Shares of the Funds are sold at their net asset value without a sales charge on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business. The procedure for purchasing shares of the Funds is explained in the prospectus under "How to Buy Shares."

Conversion to Federal Funds

It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. M&T Bank and State Street Bank act as the shareholders' agents in depositing checks and converting them to federal funds.

Cash Sweep Program

Class S Shares of the Funds are offered through a Cash Sweep Program. For participating accounts, cash accumulations in demand deposit accounts with M&T Bank are automatically invested in shares of the Funds on a day selected by M&T Bank and its customer, or when the demand deposit account reaches a predetermined dollar amount (e.g., $5,000).

    Participating Depository Institutions

      Participating depository institutions would be responsible for prompt transmission of orders relating to the program. These depository institutions would be the record owners of the shares of the Funds. Depository institutions participating in this program would be able to charge their customers for services relating to the program. This Statement of Additional Information should, therefore, be read together with any agreement between the customer and the depository institution with regard to the services to be provided, the fees to be charged for those services, and any restrictions and limitations that would be imposed. Beneficial ownership of shares of the Funds held by M&T Bank and other institutional investors on behalf of their customers would be recorded by the institutions and reflected in the regular account statements provided by institutions to their customers.

Determining Net Asset Value

The Directors have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Funds computed by dividing the annualized daily income on a Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Funds' use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions of Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Directors must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and a Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Directors will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Directors will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Redeeming Fund Shares

The Funds redeem shares at the next computed net asset value after the Funds receive the redemption request. Redemption procedures are explained in the Prospectus under "Redeeming Shares."

Banking Laws

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such company as agent for and upon the order of their customers.

Some entities providing services to the Funds are subject to such banking laws and regulations. They believe that they may perform those services for the Funds contemplated by any agreement entered into with the Funds without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Corporation's Board of Directors would consider alternative means of continuing available services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Tax Status

The Funds' Tax Status

The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;



     o    invest in securities within certain statutory limits; and

     o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

No portion of any income dividend paid by the Funds is eligible for the dividends received deduction available to corporations. These dividends (to the extent taxable), and any short-term capital gains, are taxable as ordinary income.

Net income for dividend purposes includes (i) interest and dividends accrued and discount earned on a Fund's assets (including both original issue and market discount), less (ii) amortization of any premium and accrued expenses directly attributable to such Fund, and the general expenses (e.g. legal, accounting and directors' fees) of the Corporation prorated to each Fund on the basis of its relative net assets.

    Capital Gains

      Capital gains experienced by the Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

Total Return

The Money Market Fund's and Treasury Money Market Fund's average annual total returns for the one-year and five-year periods ended April 30, 1997, and for the period from June 1, 1988 (date of initial public investment for the Funds) to April 30, 1997, were 4.93% and 4.24% ; 4.82% and 4.11% ; and 2.96% and 2.51% ,
respectively.

The average annual total return for the shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

The Funds did not have class designations prior to May 1, 1998.

Yield

The yields for the Money Market Fund and Treasury Money Market Fund for the seven-day period ended April 30, 1997, were 4.90% and 4.80%, respectively. The Funds did not have class designations prior to May 1, 1998. The Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

     o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

      o  multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.

Effective Yield

The effective yield for the Money Market Fund and, Treasury Money Market Fund for the seven-day period ended April 30, 1997, were 5.02% and 4.92%, respectively. The Funds did not have class designations prior to May 1, 1998.

The Fund's effective yield is computed by compounding the unannualized base period return by:

      o  adding 1 to the base period return;

      o  raising the sum to the 365/7th power; and

      o  subtracting 1 from the result.

Performance Comparisons

The Fund's performance depends upon such variables as:

      o  portfolio quality;

      o  average portfolio maturity;

      o  type of instruments in which the portfolio is invested;

      o  changes in interest rates on money market instruments;

      o  changes in Fund expenses; and

      o  the relative amount of Fund cash flow.

Investors may use financial publications and/or indices to obtain a more complete view of the each Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

     o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any.

      o Salomon 30-Day Treasury Bill Index is a weekly quote of the most representative yields for selected securities issued by the U.S. Treasury maturing in 30 days.

      o Bank Rate Monitor National Index, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading banks and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

      o Donoghue's Money Fund Report publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds.

From time to time, the Funds will quote their Lipper rankings in the "money market instrument funds" category in advertising and sales literature. Investors may use such a reporting service in addition to the Funds' prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing Fund performance to any reporting service, factors such as composition of the reporting service and prevailing market conditions should be considered in assessing the significance of such comparisons.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, a Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as federally insured bank products, including time deposits, bank savings accounts, certificates of deposit, and Treasury bills, and to money market funds using the Lipper Analytical Services money market instruments average. Unlike federally insured bank products, the shares of the Funds are not insured.

Economic and Market Information

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Funds' portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

Appendix

Standard & Poor's Bond Ratings

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible o the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR-Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc. Bond Ratings

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR-Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch IBCA, Inc. Long-Term Debt Ratings

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Standard & Poor's Municipal Note Ratings

SP-1-Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2-Satisfactory capacity to pay principal and interest.

Fitch IBCA, Inc. Short-Term Debt Ratings

F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2-Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Standard & Poor's Commercial Paper Ratings

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. Commercial Paper Ratings

Prime-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     92830F___
     92830F___

     G01716-__ (5/98)